Filed under Rule 497(e)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

Core Equity Fund (the “Fund”)

In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Chris Levy is deleted in its entirety.

In the Management section under Investment Sub-Advisers — BlackRock Investment Management, LLC (“BlackRock”), the portfolio manager information for the Fund with respect Chris Levy is deleted in its entirety.

Science & Technology Fund (the “Fund”)

In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Nicholas B. Boullet is deleted in its entirety.

In the Management section under Investment Sub-Advisers — Wellington Management Company, LLP (“Wellington”), the portfolio manager information for the Fund with respect Nicholas B. Boullet is deleted in its entirety.

Small Cap Fund (the “Fund”)

In the Fund Summary, in the Investment Adviser section, the information about the current portfolio manager Rasool Shaik is deleted in its entirety.

In the Management section under Investment Sub-Advisers — Bridgeway Capital Management, Inc. (“Bridgeway”), the portfolio manager information for the Fund with respect Rasool Shaik is deleted in its entirety.

All changes reflected herein are effective immediately.

DATE: June 17, 2013